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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

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                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)      November 13, 2000
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                           VION PHARMACEUTICALS, INC.
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             (Exact Name of Registrant as Specified in its Charter)


       Delaware                         0-26534                13-3671221
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(State or Other Jurisdiction         (Commission              (IRS Employer
     of Incorporation)               File Number)          Identification No.)



     4 Science Park, New Haven, CT                                 06511
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(Address of Principal Executive Offices)                         (Zip Code)



Registrant's telephone number, including area code:       (203) 498-4210
                                                       -------------------


                                 Not Applicable
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          (Former Name or Former Address, if Changed Since Last Report)




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ITEM 5.  OTHER EVENTS

     In a press release dated November 13, 2000, Vion Pharmaceutical Inc. (the "Company") announced the third quarter and nine months financial results for the period ended September 30, 2000.

     A copy of the press release is attached as Exhibit 99.1.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

         (c)  EXHIBITS.

               Exhibit 99.1 Press release dated November 13, 2000 announcing the third quarter and nine months financial results for the period ended September 30, 2000.




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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            VION PHARMACEUTICALS, INC.



Date: November 13, 2000          By:   /s/ Alan Kessman
                                     ------------------
                                 Name: Alan Kessman
                                 Title:   President and Chief Executive Officer





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                                  EXHIBIT INDEX

               99.1 Press release dated November 13, 2000 announcing the third quarter and nine months financial results for the period ended September 30, 2000.




                           STATEMENT OF DIFFERENCES

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